UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 13, 2011

OPHTHALMIC IMAGING SYSTEMS
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant’s telephone number, including area code): (916) 646-2020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

All of the information furnished in Items 2.02 and 9.01 of this Current Report on Form 8-K, including the accompanying exhibit, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

On April 15, 2011, Ophthalmic Imaging Systems (the "Company") issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2009.  A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference herein.

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the year-end financial close process of fiscal 2010, the Company discovered errors in its accounting treatment for certain warrants to purchase shares of the Company’s common stock and embedded conversion options issued in connection with a convertible note. Anti-dilution provisions present in all of these securities adjust the exercise price of the warrants and conversion price of the convertible debt if the Company sells any equity securities or securities convertible into equity, options or rights to purchase equity securities, at a per share selling price less than the exercise price pursuant to a weighted-average formula.  These anti-dilution provisions present in these securities result in these securities being classified as liabilities.  However, the Company had classified these securities as equity.

As a result, as previously reported, on March 17, 2011, with the recommendation of the Company’s management, the board of directors concluded that the Company’s financial statements as of and for the year ended December 31, 2009 included in the Company’s Annual Report on Form 10-K for that year, and the Company’s unaudited condensed consolidated financial statements for quarterly periods in 2010 and 2009 contained in the Company’s previously filed Quarterly Reports on Form 10-Q should no longer be relied upon and will be restated. After further review, on April 13, 2011, with the recommendation of the Company’s management, the board of directors concluded that the Company’s financial statements as of and for the fiscal year ended December 31, 2008 and 2007 included in the Company’s Annual Reports on Form 10-K for those years should no longer be relied upon and will be restated.

The Company’s Audit Committee has discussed the matters disclosed in this Item 4.02 with its independent registered accounting firm, Perry-Smith LLP.

The Company has not amended, and does not intend to amend, its previously filed Annual Report on Form 10-K or its previously filed Quarterly Reports on Form 10-Q for the periods affected by the restatement adjustments.  The financial statements and related interim financial information contained in such reports is superseded by the information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

The Company anticipates that it will file its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 on April 15, 2011

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	The Company’s press release dated April 15, 2011.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2011
OPHTHALMIC IMAGING SYSTEMS

By:	/s/ Ariel Shenhar
Name:	Ariel Shenhar
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Company’s press release dated April 15, 2011.